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                                                                    Exhibit 99
                                                                    ----------

[Zoltek logo]
FOR IMMEDIATE RELEASE
---------------------

               ZOLTEK REPORTS RECORD GROWTH FOR THE FISCAL YEAR
               ------------------------------------------------
                     AND FOURTH QUARTER SEPTEMBER 30, 2007
                     -------------------------------------

         ST. LOUIS, MISSOURI -- NOVEMBER 28, 2007 -- Zoltek Companies, Inc. (Nasdaq: ZOLT) today reported continued strong gains in sales for the fourth quarter of its 2007 fiscal year and for the year as a whole.
         For the quarter ended September 30, 2007, Zoltek's net sales totaled $43.6 million, compared to $23.8 million in the fourth quarter of the previous fiscal year, an increase of 83%. Gross profit for the quarter ended September 30, 2007 totaled $13.0 million or 30% of net sales compared to $5.1 million or 21% of net sales in the forth quarter of the previous year. Prior to litigation charges and convertible debt expenses, operating income from continuing operations (a non-GAAP measure; see reconciliation below) totaled $7.9 million, compared to $1.7 million in the prior year quarter, close to a fourfold increase.
         For fiscal 2007, Zoltek reported net sales of $150.9 million, compared to $92.4 million for fiscal 2006, an increase of 63%. Gross margin for the year ended September 30, 2007 totaled $43.4 million or 29% of net sales compared to $22.4 million or 25% of net sales in the previous year. Operating income from continuing operations prior to litigation charges and convertible debt expenses (a non-GAAP measure; see reconciliation below) totaled $21.6 million, or 14% of net sales for fiscal 2007, compared to income of $7.4 million, or 8% of net sales for fiscal 2006.
         "All-around, it was a very good year for Zoltek," Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer, said. "In addition to achieving record sales, we signed several long-term carbon fiber supply agreements with major customers; successfully completed a secondary stock offering to fund our continued expansion program; made a strategic acquisition in Mexico which, after an ongoing retrofit process expected to be completed toward the end of the current fiscal year, should provide a substantial portion of our increasing precursor requirements for our carbon fiber expansion; we continued to make operational improvements at our facilities in Texas and Hungary; and we significantly strengthened the balance sheet, with total shareholders' equity increasing from $112 million at the beginning of the fiscal year to $321 million at the end of the year."
         "Our objective is to achieve $500 million in sales in fiscal 2010, while continuing to improve gross margins," Rumy said. "In striving to meet those objectives, our principal focus continues to be on execution. The fundamentals of our business have never been stronger and we believe that our strategy, existing and planned capacity and financial resources, position us well to capitalize on the historic opportunities for us to lead the commercialization of carbon fibers as a transformational advanced material."

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[Zoltek logo]
Zoltek Reports Record Growth For The Fiscal Year And Fourth Quarter September 30, 2007
Page 2
November 28, 2007

------------------------------------------------------------------------------

         Zoltek will host a conference call to review fourth quarter and fiscal year-end 2007 results and answer questions on Thursday, November 29, 2007, at 9:00 am CT. The conference dial-in number is (888) 737-3713. The confirmation code is 6040303. Individuals who wish to participate should dial in 5 to 10 minutes prior to the scheduled start time.
         Zoltek currently expects to file its Form 10-K for fiscal 2007 on or about November 30, 2007.

                       FOR FURTHER INFORMATION CONTACT:
                     ZSOLT RUMY, CEO OR KEVIN SCHOTT, CFO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) successfully resolve pending litigation; (2) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (3) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (4) achieve profitable operations; (5) raise new capital and increase our borrowing at acceptable costs; (6) manage changes in customers' forecasted requirements for our products; (7) continue investing in application and market development in a range of industries; (8) manufacture low-cost carbon fibers and profitably market them; (9) penetrate existing, identified and emerging markets; (10) successfully retrofit our recently acquired Mexican facility to manufacture acrylic fiber precursor and add carbon fiber production lines, and (11) manage the risks identified under "Risk Factors" in our filings with the SEC.



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
[Zoltek logo]
Zoltek Reports Record Growth For The Fiscal Year And Fourth Quarter September 30, 2007
Page 3
November 28, 2007

---------------------------------------------------------------------------------------------------------------------

                                                ZOLTEK COMPANIES, INC.
                                              SUMMARY FINANCIAL RESULTS
                                     (Amounts In Thousands Except Per Share Data)
                                                     (Unaudited)
                                                                                           Three Months Ended
                                                                                              September 30
                                                                                        2007                 2006
                                                                                    ---------------------------------
Net sales...........................................................................$     43,579          $    23,814
Cost of sales.......................................................................      30,584               18,681
Gross profit........................................................................      12,995                5,133
Application and development costs...................................................       1,833                1,251
Selling, general and administrative expenses........................................       3,221                2,197
OPERATING INCOME FROM CONTINUING OPERATIONS
  PRIOR TO LITIGATION CHARGE*.......................................................       7,941                1,685
Interest income.....................................................................         931                  222
Interest expense related to non-convertible debt*...................................        (334)                (157)
Other, net..........................................................................         154                 (703)
Income tax expense..................................................................      (1,182)                (200)
INCOME FROM CONTINUING OPERATIONS BEFORE
  CONVERTIBLE DEBT EXPENSE AND LITIGATION CHARGE*...................................       7,510                  847
Expense related to convertible debt issuances*......................................      (3,451)                (630)
Litigation charge...................................................................      (5,400)             (23,110)
LOSS FROM CONTINUING OPERATIONS.....................................................      (1,341)             (22,893)
Income (loss) from discontinued operations, net of taxes............................        (503)                  14
NET LOSS ...........................................................................      (1,844)             (22,879)
Net loss per share:
      Basic and diluted loss per share:
          Continuing operations before convertible debt
            and litigation charge*..................................................$       0.24          $      0.03
          Convertible debt charge*..................................................       (0.11)               (0.02)
          Litigation charge.........................................................       (0.17)              ( 0.90)
                                                                                    ------------          -----------
          Continuing operations.....................................................       (0.04)               (0.89)
          Discontinued operations...................................................       (0.02)               (0.00)
                                                                                    ------------          -----------
                Total...............................................................$      (0.06)         $     (0.89)
                                                                                    ============          ===========
Weighted average common shares outstanding - basic and diluted......................      31,542               25,648

-------------------------
 * To provide transparency about measures of the Company's financial performance which management considers relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "operating income from continuing operations prior to litigation charge," "interest expense related to non-convertible debt," "income (loss) from continuing operations before convertible debt expense and litigation charge," and "expense related to convertible debt issuances" which are a non-GAAP financial measures. Operating income (loss) in accordance with GAAP was $2,541 and ($21,425) for fiscal 2007 and fiscal 2006, respectively. These non-GAAP financial measures should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because their calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. Management compensates for these limitations by presenting both the GAAP and non-GAAP measures of its results. Zoltek believes the presentation of these measures is useful to investors because (1) they are indicative of the company's underlying business performance, (2) the litigation charge in fiscal 2007 related to a dispute with an investment banking firm in connection with certain financing transactions and the litigation charge in fiscal 2006 related primarily to a dispute with a customer regarding a supply agreement under which the customer recently ceased ordering product; and (3) expense related to convertible debt issuances (which amount includes amortization of debt discount and interest expense) arises out of convertible debt obligations that we expect will be converted into Zoltek common stock if the market price of our common stock continues to exceed the conversion price.



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
[Zoltek logo]
Zoltek Reports Record Growth For The Fiscal Year And Fourth Quarter September 30, 2007
Page 4
November 28, 2007

---------------------------------------------------------------------------------------------------------------------

                                                ZOLTEK COMPANIES, INC.
                                              SUMMARY FINANCIAL RESULTS
                                     (Amounts In Thousands Except Per Share Data)
                                                     (Unaudited)
                                                                                            Fiscal Year Ended
                                                                                              September 30
                                                                                        2007                 2006
                                                                                    ---------------------------------
Net sales...........................................................................$    150,880          $    92,357
Cost of sales.......................................................................     107,506               69,994
Gross profit........................................................................      43,374               22,363
Application and development costs...................................................       7,230                4,887
Selling, general and administrative expenses........................................      12,635               10,041
OPERATING INCOME FROM CONTINUING OPERATIONS
  PRIOR TO LITIGATION CHARGE*.......................................................      23,509                7,435
Interest income.....................................................................       1,829                  281
Interest expense related to non-convertible debt*...................................        (613)                (490)
Other, net..........................................................................      (1,130)              (1,003)
Income tax expense..................................................................      (1,986)                (888)
INCOME FROM CONTINUING OPERATIONS BEFORE
  CONVERTIBLE DEBT EXPENSE AND LITIGATION CHARGE*...................................      21,609                5,335
Expense related to convertible debt issuances*......................................     (18,182)             (47,990)
Litigation charge...................................................................      (5,400)             (23,110)
LOSS FROM CONTINUING OPERATIONS.....................................................      (1,973)             (65,765)
Loss from discontinued operations, net of taxes.....................................        (544)                 (37)
NET LOSS ...........................................................................      (2,517)             (65,802)
Net loss per share:
      Basic and diluted loss per share:
          Continuing operations before convertible debt
            and litigation charge*..................................................$       0.76          $      0.24
          Convertible debt  charge*.................................................       (0.64)               (2.13)
          Litigation charge.........................................................       (0.19)               (1.02)
                                                                                    ------------          -----------
          Continuing operations.....................................................       (0.07)               (2.91)
          Discontinued operations...................................................       (0.02)               (0.00)
                                                                                    ------------          -----------
                 Total..............................................................$      (0.09)         $     (2.91)
                                                                                    ============          ===========
Weighted average common shares outstanding - basic and diluted......................      28,539               22,575

-------------------------
  * To provide transparency about measures of the Company's financial performance which management considers relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "operating income from continuing operations prior to litigation charge," "interest expense related to non-convertible debt," "income (loss) from continuing operations before convertible debt expense and litigation charge," and "expense related to convertible debt issuances" which are a non-GAAP financial measures. Operating income (loss) in accordance with GAAP was $18,108 and ($15,675) for fiscal 2007 and fiscal 2006, respectively. These non-GAAP financial measures should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because their calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. Management compensates for these limitations by presenting both the GAAP and non-GAAP measures of its results. Zoltek believes the presentation of these measures is useful to investors because (1) they are indicative of the company's underlying business performance, (2) the litigation charge in fiscal 2007 related to a dispute with an investment banking firm in connection with certain financing transactions and the litigation charge in fiscal 2006 related primarily to a dispute with a customer regarding a supply agreement under which the customer recently ceased ordering product; and (3) expense related to convertible debt issuances (which amount includes amortization of debt discount and interest expense) arises out of convertible debt obligations that we expect will be converted into Zoltek common stock if the market price of our common stock continues to exceed the conversion price.



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
[Zoltek logo]
Zoltek Reports Record Growth For The Fiscal Year And Fourth Quarter September 30, 2007
Page 5
November 28, 2007

---------------------------------------------------------------------------------------------------------------------------

                                                 CONSOLIDATED BALANCE SHEET
                                  (Amounts in thousands, except share and per share data)

                                                                                                        September 30
                                                                                                      2007          2006
                                                                                                 ------------  ------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents.................................................................  $    121,761  $     10,802
     Restricted cash...........................................................................        13,815         6,634
     Accounts receivable, less allowance for doubtful accounts of $729 and
       $718, respectively......................................................................        37,495        17,009
     Inventories...............................................................................        27,941        21,721
     Other current assets......................................................................         7,640         6,915
                                                                                                 ------------  ------------
         Total current assets..................................................................       208,652        63,081
Property and equipment, net....................................................................       188,801       122,284
Other assets...................................................................................         3,501         2,319
                                                                                                 ------------  ------------
         Total assets..........................................................................  $    400,954  $    187,684
                                                                                                 ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------
Current liabilities:
     Current maturities of long-term debt......................................................  $     13,813  $      1,365
     Trade accounts payable....................................................................        17,253        11,935
       Legal liabilities (see Note 8)..........................................................        24,543        23,725
     Accrued expenses and other liabilities....................................................         8,305         6,014
                                                                                                 ------------  ------------
         Total current liabilities.............................................................        63,914        43,039
Hungarian grant, long-term ....................................................................         7,969             -
Other long-term liabilities....................................................................         1,453            79
Value of warrants and beneficial conversion feature associated with
   convertible debt obligations................................................................             -           903
Long-term debt, less current maturities........................................................         6,851        32,002
                                                                                                 ------------  ------------
         Total liabilities.....................................................................        80,187        76,023
                                                                                                 ------------  ------------
Commitments and contingencies (see Note 8)
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
       no shares issued and outstanding........................................................             -             -
     Common stock, $.01 par value, 50,000,000 shares authorized,
       33,653,735 and 25,652,982 shares issued and outstanding
       in 2007 and 2006, respectively..........................................................           337           258
     Additional paid-in capital................................................................       476,205       287,299
     Accumulated other comprehensive income (loss).............................................         8,249       (14,389)
     Accumulated deficit ......................................................................      (164,024)     (161,507)
                                                                                                 ------------  ------------
         Total shareholders' equity............................................................       320,767       111,661
                                                                                                 ------------  ------------
         Total liabilities and shareholders' equity............................................  $    400,954  $    187,684
                                                                                                 ============  ============


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
[Zoltek logo]
Zoltek Reports Record Growth For The Fiscal Year And Fourth Quarter September 30, 2007
Page 6
November 28, 2007

-------------------------------------------------------------------------------------------------------------------

                                             OPERATING SEGMENTS SUMMARY
                              (Amounts in thousands, except share and per share data)


                                                                    THREE MONTHS ENDED SEPTEMBER 30, 2007
                                                                    -------------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS        OTHER           TOTAL
                                                              ------         ------        -----           -----
Net sales..............................................    $    35,323    $     7,340    $      916     $    43,579
Cost of sales..........................................         24,420          5,613           551          30,584
Operating income (loss)................................          8,910          1,409        (7,778)          2,541
Capital expenditures...................................          8,766              -         1,858          10,624

                                                                    THREE MONTHS ENDED SEPTEMBER 30, 2006
                                                                    -------------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS        OTHER           TOTAL
                                                              ------         ------        -----           -----
Net sales..............................................    $    17,305    $     5,903    $      614     $    23,822
Cost of sales..........................................         13,744          4,449           798          18,991
Operating income (loss)................................          2,329          1,272       (25,329)        (21,728)
Capital expenditures...................................          8,787          2,701           410          11,898

                                                                     FISCAL YEAR ENDED SEPTEMBER 30, 2007
                                                                     ------------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS        OTHER           TOTAL
                                                              ------         ------        -----           -----
Net sales..............................................    $   116,365    $    31,697    $    2,818     $   150,880
Cost of sales..........................................         82,223         23,689         1,594         107,506
Operating income (loss)................................         26,536          7,435       (15,862)         18,109
Capital expenditures...................................         47,321          2,148         3,943          53,412

                                                                     FISCAL YEAR ENDED SEPTEMBER 30, 2006
                                                                     ------------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS        OTHER           TOTAL
                                                              ------         ------        -----           -----
Net sales..............................................    $    65,677    $    25,195    $    1,485     $    92,357
Cost of sales..........................................         49,386         19,211         1,397          69,994
Operating income (loss)................................         10,383          4,620       (30,678)        (15,675)
Capital expenditures...................................         31,742          7,833         1,220          40,795